National Advantage Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated January 17, 2011

to Prospectuses Dated May 1, 2010

This supplement will alter the prospectus listed above in the following manner:

I.  Maximum Number of Investment Divisions:

With respect to the maximum number of investment divisions, You may not allocate funds to more than 29 investment divisions including the Fixed Account, if available, at any one time.

All references to a maximum of 50 investment divisions at any one time are hereby deleted and replaced with 29.

II.  Fixed Account Guaranteed Interest Rate:

The guaranteed (minimum) interest rate on the Fixed Account, for applications received on or after January 17, 2011, is now 1% (instead of 3%), although this may be higher in some states.

Under the section titled, THE FIXED ACCOUNT, the first paragraph is hereby deleted and replaced with the following:

You may allocate some or all of Your accumulation value to the Fixed Account, subject to certain limitations described below. The Fixed Account pays interest at a declared rate. Your surrender value from the Fixed Account is guaranteed to be equal to or higher than 100% of the premium accumulated at interest minus any surrender charges, partial surrenders, transfers, or fees and expenses.  The interest rate is guaranteed to be at least 1% per year for applications received on or after January 17, 2011 (it will be at least 3% per year for applications received before that date).

Under the section titled, THE FIXED ACCOUNT, the seventh paragraph, third sentence is hereby deleted and replaced with the following:

You bear the risk that We will not credit interest above the 1% minimum.

III.  Loan Interest Rates:

Under the section titled, CHARGES AND FEES, subsection Loan Charges (TSA Contracts Only), the second paragraph is hereby deleted and replaced with the following:

We charge an annual interest rate of 5.0% on loans.  We will credit an annual interest rate of 3.0% on the portion of the accumulation value securing the loan.  After offsetting the 3% annual interest rate against the maximum loan interest rate of 5.0%, the maximum guaranteed net cost of the loans is 2% annually.

Under the section titled LOANS, the fourth paragraph first sentence, is hereby deleted and replaced with the following:

The portion of the accumulation value that is equal to the loan amount will be held in the Fixed Account and will earn interest at 3% per year.

Please retain this supplement for future reference.